March 29, 2021 2020 BUSINESS UPDATE Exhibit 99.2

This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER

2020 BUSINESS UPDATE. HIGHLIGHTS

AbCellera

~400K PATIENTS TREATED

72% INCREASE IN # OF PARTNERSHIPS

$233M IN REVENUE

Proved tech & business model

COVID-19 program with Eli Lilly brings bamlanivimab into clinical trials 90 days after initiation.

Bamlanivimab authorized in 15 countries.

Strengthened competitive advantage

Expanded technology stack with acquisitions OrthoMab™ and Trianni.

Secured $126 million for CMC and GMP manufacturing capabilities.

Positioned for growth with strong liquidity

$594 million in cash and $212 million in accounts receivable at year end.

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2020 BUSINESS UPDATE. TECHNOLOGY STACK DEEP TECH, COMPLEX INTEGRATION, AT SCALE. Many life sciences companies have technologies that focus on one or a limited number of steps in the process. We believe we uniquely integrate proprietary technologies that address each of these steps.

ACCELERATE DISCOVERY. SHARE IN THE SUCCESS. 2020 BUSINESS UPDATE. PARTNERSHIP BUSINESS MODEL ROYALTIES MILESTONES Multimillion dollar potential clinical and commercial milestone payments Pre-clinical Phase 1 Phase 2 Phase 3 Approval Commercial Sale ABCELLERA PARTNER BIOTECH, PHARMA Building a diversified portfolio of milestones & royalties (primary value driver) Majority of risk-adjusted value from royalty on commercial therapeutic sales Near-term revenue from research payments (capital efficient) DISCOVERY RESEARCH FEES + + mAb target

2020 BUSINESS UPDATE. TECHNOLOGY ADVANTAGE Proprietary technologies that can generate massive multidimensional antibody datasets AI-POWERED PLATFORM BUILT ON REAL-WORLD DATA. 6 COPYRIGHT © ABCELLERA We believe our technology advantage comes from combining three things: Custom software to aggregate, store and maintain data Artificial intelligence and powerful computational tools to extract actionable information from this data 1 2 3

DEMOCRATIZE THE INDUSTRY. 2020 BUSINESS UPDATE. TECHNOLOGY ADVANTAGE

2020 BUSINESS UPDATE. PARTNERSHIPS MAR APR MAY JUN JULY AUG SEP JAN FEB Multi-target Multi-year Animal health UNLOCK NEW TARGETS. EMPOWER PARTNERS TO MOVE QUICKLY. OCT NOV DEC Multi-target Multi-year Undisclosed 9 targets Multi-year COVID-19 + additional indications Multi-target Multi-year Oncology & immunology Single target Ophthalmology 9 targets Multi-year Oncology Multi-target Multi-year Animal health

Sample received one antibody in human clinical testing by Eli Lilly and Company Together with its partners, AbCellera brought the first treatment developed specifically for COVID-19. Bamlanivimab is currently authorized in 15 countries, including the United States, Canada, Europe and the Middle East for the treatment of mild to moderate COVID-19 in high-risk patients. THE 1ST COVID-19 ANTIBODY TREATMENT TO REACH THE CLINIC IN N. AMERICA. From patient sample to human testing in 90 days ~5,800,000 cells screened in 3 days from one of the first US patients who recovered from COVID-19. 24 leads identified in 23 days by evaluating 250,000 data points 2020 BUSINESS UPDATE. COVID-19 PROGRAM

Reduce hospitalizations by 70% to 80% in patients recently diagnosed with mild to moderate COVID-19 ~400K PATIENTS TREATED WITH BAMLANIVIMAB 2020 BUSINESS UPDATE. COVID-19 PROGRAM Prevent COVID-19 in nursing homes, reducing the risk of contracting COVID-19 by up to 80% Prevent COVID-19-related deaths Bamlanivimab has been evaluated both alone and together with other antibodies in 5,000+ patients across multiple clinical trials. Bamlanivimab alone has been shown to:

Reduces hospitalization & death by 87% in patients recently diagnosed with mild to moderate COVID-19. COMBAT VARIANTS WITH BAMLANIVIMAB COMBINATIONS 2020 BUSINESS UPDATE. COVID-19 PROGRAM Currently being evaluated in the BLAZE-4 study for patients recently diagnosed with mild to moderate COVID-19. Bamlanivimab is being evaluated together with other antibodies in patients recently diagnosed with mild to moderate COVID-19 to address emerging variants. 99% effective against circulating strains in US Predicted to be effective against South African strain bamlanivimab + etesevimab bamlanivimab + VIR-7831 Effective against UK strain

ADVANCING A NEW, NEXT-GEN COVID-19 ANTIBODY. In late January, Eli Lilly moved a next-gen antibody discovered by AbCellera, 1404, into preclinical development. This antibody is: Antibody therapies are a complementary approach to vaccines, both now and in the future. Predicted to neutralize all circulating variant strains of COVID-19, including the South African, UK, New York, Brazilian and California variants Expected to reach clinical testing in 2021 Q2 A potential best-in-class therapeutic 2020 BUSINESS UPDATE. COVID-19 PROGRAM

ACQUISITIONS TO EXPAND THE BREADTH & DEPTH OF OUR TECH STACK 2020 BUSINESS UPDATE. TECHNOLOGY EXPANSION OrthoMabTM bispecific engineering platform, coupled with our discovery engine, has the potential to be best-in-class. Combine any two antibodies to create bispecific antibodies. Trianni next-generation mice are suited for generating antibodies against some of the toughest problems in the industry. Source fully human antibodies from rodents.

Future plans for deepening the tech stack include: THE GOAL: TARGET TO FILL-FINISH IN ONE YEAR. This facility, which is partly funded by a $126M grant by the Government of Canada, will be the first in Canada capable of going from a patient sample to manufacturing antibodies for clinical testing Cell line development GMP manufacturing facility for production of biologics for clinical testing 2020 BUSINESS UPDATE. TECHNOLOGY EXPANSION

THANK YOU ABCELLERITES & OUR FAMILIES 15 COPYRIGHT © ABCELLERA

PARTNERSHIP BUSINESS GROWTH CONTINUED AT A RAPID PACE THROUGH 2020 2020 FULL YEAR FINANCIAL RESULTS* * Historical results are not necessarily indicative of future results. Discovery Partners Programs Under Contract Program Starts # of Cumulative # of Cumulative # of + WITH downstream participation – WITHOUT downstream participation 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 103 60 22 27 43 52 5-year CAGR +28% +56% +42%

2020 FULL YEAR FINANCIAL RESULTS $15.0M $19.8M $11.6M $198.3M 2019 $8.8M 2018 2020 COVID-19 Program Downstream Revenue $213.3M Revenue USD $233.2M REVENUE DRIVEN BY 71% INCREASE IN RESEARCH FEES & COVID-19 PROGRAM +71% 20X

2020 FULL YEAR FINANCIAL RESULTS OPERATING EXPENSES REFLECT CONTINUED STRENGTHENING OF THE PLATFORM & NON-RECURRING COSTS Operating Expenses USD RESEARCH & DEVELOPMENT SALES & MARKETING GENERAL & ADMIN $29.4M 2020 2019 2020 $1.3M $3.8M 2019 $11.9M $1.9M 2019 $2.7M 2020 Preferred share financing and IPO LCO $4.3M $4.0M OrthoMab™ +$2.6M +$7.3M $10.1M +$11M

2020 FULL YEAR FINANCIAL RESULTS THREE OTHER PRE-TAX INCOME STATEMENT ITEMS INCREASED BY >$1 MILLION IN 2020 $2.5M due to amortization of acquired intangible assets over their useful lives $4.2M relates to retired OrbiMed credit agreement and previously retired credit facility (non-recurring) Mostly Government of Canada SIF project cost recovery $1.6M $4.8M $0.2M $6.5M DEPRECIATION & AMORTIZATION INTEREST & OTHER EXPENSE GRANTS & INCENTIVES +$6.3M $1.8M $8.3M +$6.5M +$3.2M 2020 2019 2020 2019 2019 2020

2020 FULL YEAR FINANCIAL RESULTS EARNINGS JUMPED TO $119M: EQUIVALENT TO $0.53 (BASIC), $0.45 (DILUTED) PER SHARE ($2.2M) $118.9M ($0.01) $0.53 NET EARNINGS (LOSS) EARNINGS PER SHARE: BASIC ($0.01) $0.45 Earnings USD 2020 2019 2020 2019 2019 2020 EARNINGS PER SHARE: DILUTED

2020 FULL YEAR FINANCIAL RESULTS SUCCESS IN FINANCING ALLOWED FOR IMPORTANT INVESTMENTS IN 2020 & PROVIDES STRONG LIQUIDITY BEYOND Cash Flows USD $683.7M $7.6M ($90.0M) $22.7M ($119.8M) $594.1M Cash & Equivalents 2019 YE Trianni Acquisition Additionally, $198.3M accrued AR received subsequent to year end $74.7M $90.0M $522.8M Debt Repayment & Other ($3.8M) IPO Series A2 Convertible Debentures Financing Operations Investments Cash & Equivalents 2020 YE

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